PROSPECTUS SUPPLEMENT

(To Prospectus, Prospectus Supplement and Statement of Additional Information, each dated January 3, 2012)

Aberdeen Global Income Fund, Inc.
(the "Fund")

The following information supplements the information in the Fund's Prospectus, Prospectus Supplement and Statement of Additional Information. This information is important and relates to the Portfolio Managers of your Fund. You should read it carefully.

Effective January 24, 2013, the portfolio management team of the Fund has changed. The Fund is managed by the Global Fixed Income Team. The following persons have the most significant responsibility for the day-to-day management of the Fund's portfolio – Anthony Michael, Head of Fixed Income – Asia Pacific; Victor Rodriguez, Head of Fixed Income – Australia; Nick Bishop, Senior Investment Manager; Kevin Daly, Portfolio Manager; and Patrick O'Donnell, Portfolio Manager.

Anthony Michael, Head of Fixed Income – Asia Pacific (Investment Manager) – Anthony Michael is the Head of Fixed Income – Asia Pacific desk, responsible for the management and investment performance of Aberdeen's Asia-Pacific fixed income and capital market products. Anthony joined Aberdeen in 2007 following the acquisition of Deutsche Asset Management's Fixed Income and Equity businesses that year. Anthony held the position of director/senior portfolio manager with Deutsche in Sydney for five years, responsible for the development and implementation of fixed income and FX strategies. He was also a member of the global strategy group, the global insurance group and was a member of the tactical asset allocation committee. Previously, Anthony worked in similar roles with the Zurich Scudder Group, Perpetual Funds Management Australia and the ING Group.

Anthony has a BEcon and a MEc in Economics from Macquarie University, Australia, an MComm in Applied Finance from the University of New South Wales and a Graduate Diploma in Securities studies from the Securities Institute of Australia.

Victor Rodriguez, Head of Fixed Income – Australia (Investment Adviser) – Victor Rodriguez is the Head of Fixed Income on the Australian fixed income team. Victor joined Aberdeen in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Victor joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specialising in credit strategies. Prior to this, Victor spent two years working with Westpac Financial Services as an investment analyst.

Victor graduated from the University of Sydney, with a Bachelor of Economics degree. He is also a Certified Practicing Accountant and holds a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia.

Nick Bishop, Senior Investment Manager (Investment Adviser) – Nick Bishop joined Aberdeen in 2007, following Aberdeen's acquisition of Deutsche Asset Management (Australia) Limited. He spent two years at Canada Life Insurance Co as a financial services consultant before joining Deutsche in 1998. Nick was a member of the UK macro team, helping to formulate and implement interest rate strategy before becoming a fund manager and credit analyst within the credit team.

Nick Bishop graduated from the University of Sheffield with a First Class Honours degree in Law and Criminology. He is also a CFA Charterholder and member of the CFA Institute.

Kevin Daly, Portfolio Manager (Sub-Adviser) – Kevin Daly is a portfolio manager on the emerging market debt team. Kevin joined Aberdeen in April 2007 having spent the previous 10 years at Standard & Poor's in London and Singapore. During that time Kevin worked as a credit market analyst covering global emerging debt, and was head of origination for Global Sovereign Ratings. Kevin was a regular participant on the Global Sovereign Ratings Committee, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

Kevin graduated with a BA in English Literature from the University of California, Los Angeles.

Patrick O'Donnell, Portfolio Manager (Sub-Adviser) — Patrick O'Donnell is a portfolio manager in the Euro fixed income team. Whilst completing his thesis in 2005, Patrick joined Aberdeen as a summer intern on the emerging market debt team. Patrick then joined the Graduate analyst program and has since held the roles of quantitative analyst and derivatives trader prior to becoming a portfolio manager in 2011.

Patrick graduated with a BAI, BA (Hons) in Electronic and Electrical Engineering from Trinity College Dublin and an MSc (Hons) in Digital Signal Processing from King's College London.

All references in the Prospectus, Prospectus Supplement and Statement of Additional Information to John Murphy are hereby deleted.

The date of this Prospectus Supplement is February 21, 2013.

Please retain this Supplement for future reference.